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                                                                    EXHIBIT 23.5



                      CONSENT OF SPECIAL LITIGATION COUNSEL

     We consent to the reference to our Firm under the caption "Experts" in the registration statement on Form S-1 for PCD Inc.

                                                      BAKER & DANIELS
                                                      -------------------------
                                                      /s/ James D. Hall
                                                          Partner



South Bend, Indiana
February 9, 1998